Exhibit 95

Mine Safety and Health Administration Data

Our subsidiaries’ mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors, and most importantly employee involvement. The core elements of our behavior based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2011, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”) and state regulatory agencies, among other regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our 145 mines and 35 coal preparation facilities vary, due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

On August 30, 2011, Support Mining Company d/b/a Inman Coal (“Inman”) and Independence Coal Company, Inc. (“Independence”), subsidiaries of the Company, received written notice from MSHA alleging that Inman’s Randolph Mine (“Randolph”) and Independence’s Justice #1 Mine (“Justice”) have the potential to have a pattern of violations (“PPOV”) under section 104(e) of the Mine Act.  The PPOV notices were based on citations and orders issued by MSHA to Inman and Independence during the twelve month period from September 1, 2009 through August 31, 2010. On June 1, 2011, the Company acquired Massey Energy Company (“Massey”), the ultimate parent of Inman and Independence.  Since the change in ownership, significant management changes have been made at both mines. By letters dated January 19, 2012, Inman and Independence received confirmation from MSHA that the Randolph and Justice mines, respectively, had achieved their compliance improvement targets and would not be considered for a Pattern of Violations notice under section 103(e) of the Mine Act.

On November 30, 2011, Marfork Coal Company, Inc. (“Marfork”), a subsidiary of the Company, received a PPOV notice from MSHA with respect to Marfork’s Parker Peerless Mine (“Parker Peerless”).  The PPOV notice is based on citations and orders issued by MSHA to Marfork during the twelve month period from October 1, 2010 through September 30, 2011, and data on injuries that occurred between July 1, 2010 and June 30, 2011.  Since the Company acquired Massey, the ultimate parent of Marfork on June 1, 2011, significant management changes have been made at Marfork.  In response to the PPOV notice, Marfork has analyzed the nature and type of citations and orders which prompted the notice and developed a written plan for corrective action at the Parker Peerless mine, which plan has been approved by MSHA.

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period for each of our subsidiaries that is a coal mine operator, by individual mine, including citations, orders and assessments issued during the period from January 1, 2011 through May 31, 2011, when certain of the Company’s subsidiaries were owned by Massey.

MSHA Mine ID	Operator	Significant and Substantial Citations Issued (Section 104 of the Mine Act) *Excludes 104(d) citations/ orders	Failure to Abate Orders (Section 104(b) of the Mine Act)	Unwarrantable Failure Citations/ Orders Issued (Section 104(d) of the Mine Act)	Flagrant Violations (Section 110(b)(2) of the Mine Act)	Imminent Danger Orders Issued (Section 107(a) of the Mine Act)	Dollar Value of Proposed Civil Penalty Assessments (in Thousands) (1)	Mining Related Fatalities
4604669	Alex Energy Inc.	2	—	—	—	—	$1.47	—
4608977	Alex Energy Inc.	7	—	—	—	—	$0.95	—
4608787	Alex Energy Inc.	19	—	2	—	—	$49.23	—
4609283	Alex Energy Inc.	—	—	—	—	—	$—	—
4606870	Alex Energy Inc.	10	—	—	—	—	$61.29	—
4607165	Alex Energy Inc.	25	—	—	—	1	$17.67	—
4608838	Alex Energy Inc.	4	—	—	—	—	$1.22	—
4608789	Alex Energy Inc.	8	—	—	—	—	$3.07	—
4608961	Alex Energy Inc.	1	—	—	—	—	$0.89	—
4609242	Alex Energy Inc.	—	—	—	—	—	$—	—
4800732	Alpha Coal West, Inc.	1	—	—	—	—	$13.25	—
4801078	Alpha Coal West, Inc.	14	—	—	—	—	$12.36	—
3609284	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609648	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3608848	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.52	—
3609414	AMFIRE Mining Company, LLC	1	—	—	—	—	$2.21	—
3608422	AMFIRE Mining Company, LLC	6	—	—	—	—	$1.22	—
3607688	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.40	—
3608704	AMFIRE Mining Company, LLC	11	—	1	—	1	$18.47	—
3609033	AMFIRE Mining Company, LLC	4	—	—	—	—	$5.45	—
3608620	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.10	—
3609127	AMFIRE Mining Company, LLC	—	—	—	—	—	$9.01	—
3608850	AMFIRE Mining Company, LLC	21	—	—	—	—	$30.34	—
3609005	AMFIRE Mining Company, LLC	14	—	—	—	—	$12.55	—
3609042	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609246	AMFIRE Mining Company, LLC	—	—	—	—	—	$0.70	—
3608497	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609342	AMFIRE Mining Company, LLC	4	—	—	—	—	$3.13	—
3609140	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
4609299	Aracoma Coal Company Inc	37	—	1	—	—	$26.52	—
4609361	Aracoma Coal Company Inc	—	—	—	—	—	$—	—
4607897	Aracoma Coal Company Inc	—	—	—	—	—	$0.10	—
4608019	Aracoma Coal Company Inc	—	—	—	—	—	$—	—
4608801	Aracoma Coal Company Inc	135	5	5	—	—	$1,588.97	—
4608802	Aracoma Coal Company Inc	18	—	—	—	—	$81.71	—
4608224	Aracoma Coal Company Inc	—	—	—	—	—	$—	—
4605086	Bandmill Coal Corp	35	1	—	—	1	$56.39	—
4608263	Bandmill Coal Corp	1	—	—	—	—	$17.84	—
4407087	Big Laurel Mining Corporation	65	—	5	—	—	$229.50	—
4405559	Bluff Spur Coal Corporation	14	—	—	—	—	$106.22	—
4609301	Brooks Run Mining Company, LLC	6	—	—	—	—	$5.35	—
4609130	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4606045	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4609134	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4609133	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4609066	Brooks Run Mining Company, LLC	30	—	1	—	—	$38.68	—
4609353	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4608885	Brooks Run Mining Company, LLC	12	—	1	—	—	$16.62	—
4609126	Brooks Run Mining Company, LLC	—	—	—	—	1	$15.09	—
4609036	Brooks Run Mining Company, LLC	1	—	—	—	—	$1.07	—
4609351	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4609213	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4606263	Brooks Run Mining Company, LLC	54	1	—	—	—	$117.12	—
4609348	Brooks Run Mining Company, LLC	8	—	—	—	—	$6.65	—
4609371	Brooks Run Mining Company, LLC	3	—	—	—	—	$2.54	—
4609055	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4609247	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
4608218	Brooks Run Mining Company, LLC	—	—	—	—	—	$—	—
1518197	Cave Spur Coal, LLC	21	—	—	—	—	$22.61	—
1519446	Cave Spur Coal, LLC	—	—	—	—	—	$—	—
4603181	Clear Fork Coal Company	—	—	—	—	—	$0.10	—
1518241	Cloverlick Coal Company LLC	23	—	2	—	1	$41.54	—
1519418	Cloverlick Coal Company LLC	25	—	—	—	—	$25.41	—
1519308	Coalgood Energy Company	—	—	—	—	—	$287.14	—
4607985	Cobra Natural Resources LLC	22	—	—	—	—	$104.67	—
4608730	Cobra Natural Resources LLC	84	—	4	—	—	$170.57	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—	$—	—
3609744	Coral Energy Services LLC	—	—	—	—	—	$—	—
3605018	Cumberland Coal Resources LP	50	—	1	—	—	$86.84	—
4605649	Delbarton Mining Company	8	—	—	—	—	$4.41	—
4406864	Dickenson-Russell Coal Company, LLC	118	—	2	—	—	$343.37	—
4406444	Dickenson-Russell Coal Company, LLC	123	1	5	—	—	$219.62	—
4407146	Dickenson-Russell Coal Company, LLC	43	—	—	—	1	$79.25	—
4405311	Dickenson-Russell Coal Company, LLC	10	—	—	—	—	$2.04	—

4400271	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	$—	—
4402277	Dickenson-Russell Coal Company, LLC	1	—	—	—	—	$—	—
4407052	Dorchester Enterprises, Inc.	77	—	2	—	—	$311.66	—
4607711	Eagle Energy Inc	—	—	—	—	—	$—	—
4609054	Elk Run Coal Company, Inc.	14	—	—	—	—	$24.09	—
4607938	Elk Run Coal Company, Inc.	23	—	2	—	—	$95.31	—
4609293	Elk Run Coal Company, Inc.	43	—	—	—	1	$62.66	—
4608553	Elk Run Coal Company, Inc.	27	—	2	—	—	$133.97	—
4608402	Elk Run Coal Company, Inc.	3	—	—	—	—	$5.36	—
4608108	Elk Run Coal Company, Inc.	2	—	—	—	—	$0.45	—
4607009	Elk Run Coal Company, Inc.	60	1	1	—	—	$93.47	—
4606188	Elk Run Coal Company, Inc.	8	—	—	—	—	$6.49	—
4608479	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—
4608599	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—
4609163	Elk Run Coal Company, Inc.	61	2	5	—	1	$301.46	—
4608384	Elk Run Coal Company, Inc.	57	—	6	—	—	$700.18	—
4609022	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—
4608923	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—
3605466	Emerald Coal Resources LP	37	—	—	—	—	$241.23	—
4608683	Endurance Mining Company	—	—	—	—	—	$0.18	—
4608549	Endurance Mining Company	—	—	—	—	—	$1.94	—
4603140	Endurance Mining Company	—	—	—	—	—	$0.10	—
1519189	Enterprise Mining Company LLC	7	—	—	—	—	$—	—
1518507	Enterprise Mining Company LLC	19	—	—	—	—	$—	—
1519116	Enterprise Mining Company LLC	23	—	—	—	—	$—	—
1516858	Enterprise Mining Company LLC	2	—	—	—	—	$—	—
1511121	Enterprise Mining Company LLC	1	—	—	—	—	$—	—
1518558	Enterprise Mining Company LLC	—	—	—	—	—	$—	—
1507082	Freedom Energy Mining Company	19	—	3	—	—	$195.82	—
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—
4605317	Goals Coal Company	12	—	—	—	—	$10.67	—
4603202	Green Valley Coal Company	5	—	—	—	—	$3.14	—
4605403	Green Valley Coal Company	—	—	—	—	—	$—	—
4601602	Greyeagle Coal Company	2	—	—	—	—	$—	—
4607950	Greyeagle Coal Company	2	—	—	—	—	$0.35	—
4407127	Guest Mountain Mining Corporation	28	—	—	—	—	$42.38	—
4407251	Guest Mountain Mining Corporation	28	—	—	—	—	$40.78	—
4405815	Guest Mountain Mining Corporation	2	—	—	—	—	$—	—
4407138	Guest Mountain Mining Corporation	27	1	—	—	—	$98.58	—
4407262	Guest Mountain Mining Corporation	4	—	—	—	—	$5.87	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	$0.30	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	$—	—
4608693	Highland Mining Company	13	—	1	—	—	$2.36	—
4606558	Highland Mining Company	7	—	—	—	—	$2.75	—
4609204	Highland Mining Company	3	—	—	—	—	$0.50	—
4608935	Independence Coal Company Incorporated	—	—	—	—	—	$—	—
4609328	Independence Coal Company Incorporated	28	1	14	—	—	$158.57	—
4608735	Independence Coal Company Incorporated	85	—	4	—	—	$516.47	—
4608700	Independence Coal Company Incorporated	—	—	—	—	—	$—	—
4607273	Independence Coal Company Incorporated	208	7	54	1	1	$1,150.37	—
4603755	Independence Coal Company Incorporated	15	—	—	—	—	$26.53	—
4608844	Independence Coal Company Incorporated	—	—	—	—	—	$—	—
4608933	Independence Coal Company Incorporated	—	—	—	—	—	$—	—
4605992	Independence Coal Company Incorporated	9	—	—	—	—	$4.10	—
4608655	Independence Coal Company Incorporated	1	—	—	—	—	$0.92	—
4604637	Kepler Processing Company LLC	21	—	—	—	—	$20.73	—
4608625	Kingston Mining, Inc.	47	—	—	—	—	$170.21	—
4608932	Kingston Mining, Inc.	51	—	—	—	—	$260.80	—
4604343	Kingston Processing Inc	6	—	—	—	—	$3.75	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4608751	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4407281	Knox Creek Coal Corp.	2	—	—	—	—	$2.15	—
4405236	Knox Creek Coal Corp.	1	1	—	—	—	$2.11	—
4407180	Knox Creek Coal Corp.	—	—	—	—	—	$0.40	—
4406804	Knox Creek Coal Corp.	109	—	—	—	—	$298.63	—
4407244	Knox Creek Coal Corp.	—	—	—	—	—	$—	—
4602206	Litwar Processing Company, LLC	—	—	—	—	—	$1.34	—
4605872	Litwar Processing Company, LLC	6	—	—	—	—	$—	—
4609409	Logan County Mine Services Inc	1	—	—	—	—	$0.37	—
4606532	Logan Mining Company	—	—	—	—	—	$—	—
1505375	Long Fork Coal Company	18	—	1	—	—	$17.25	—
4609148	Mammoth Coal Company	18	—	1	—	—	$251.91	—
4603317	Mammoth Coal Company	21	—	—	—	—	$29.58	—
4609237	Mammoth Coal Company	71	1	7	—	—	$657.83	—
4607968	Mammoth Coal Company	—	—	—	—	—	$—	—

4607934	Mammoth Coal Company	—	—	—	—	—	$—	—
4607537	Mammoth Coal Company	—	—	—	—	—	$—	—
4609108	Mammoth Coal Company	24	—	14	—	1	$546.74	—
4608110	Mammoth Coal Company	—	—	—	—	—	$0.52	—
4606051	Mammoth Coal Company	—	—	—	—	—	$0.26	—
4609221	Mammoth Coal Company	10	—	—	—	—	$176.04	—
4608159	Mammoth Coal Company	2	—	—	—	—	$2.43	—
4609085	Mammoth Coal Company	—	—	—	—	—	$—	—
4609275	Mammoth Coal Company	5	—	—	—	—	$48.06	—
4608867	Mammoth Coal Company	—	—	—	—	—	$—	—
4609092	Marfork Coal Company, Inc.	53	1	—	—	—	$192.81	—
4609176	Marfork Coal Company, Inc.	3	—	—	—	—	$3.14	—
4609091	Marfork Coal Company, Inc.	96	2	8	—	—	$451.79	—
4609212	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609376	Marfork Coal Company, Inc.	1	—	—	—	—	$8.71	—
4608315	Marfork Coal Company, Inc.	57	2	—	—	—	$170.16	—
4608837	Marfork Coal Company, Inc.	22	—	—	—	—	$65.50	—
4608374	Marfork Coal Company, Inc.	11	—	—	—	—	$11.74	—
4608551	Marfork Coal Company, Inc.	45	2	2	—	—	$537.95	—
4609240	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609193	Marfork Coal Company, Inc.	54	2	9	—	2	$513.23	—
4608856	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4608297	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609355	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609090	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609199	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609048	Marfork Coal Company, Inc.	64	1	2	—	—	$447.64	—
4608914	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
1519193	Martin County Coal Corp.	40	1	5	—	1	$63.98	1
1518452	Martin County Coal Corp.	6	—	—	—	—	$7.15	—
1519553	Martin County Coal Corp.	4	—	—	—	—	$1.48	—
1519472	Martin County Coal Corp.	—	—	—	—	—	$—	—
1511005	Martin County Coal Corp.	—	—	—	—	—	$—	—
1519235	Martin County Coal Corp.	—	—	—	—	—	$—	—
1505106	Martin County Coal Corp.	24	—	4	—	—	$—	—
1519595	Martin County Coal Corp.	3	—	—	—	—	$1.21	—
1519531	Martin County Coal Corp.	18	1	—	—	1	$11.80	—
1518627	Martin County Coal Corp.	—	—	—	—	—	$—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	$—	—
4407186	Mill Branch Coal Corporation	39	1	2	—	—	$21.85	—
4407189	Mill Branch Coal Corporation	17	—	—	—	—	$52.37	—
1518331	New Ridge Mining Company dba Coalgood Energy Co	—	—	—	—	—	$0.50	—
1505215	New Ridge Mining Company dba Coalgood Energy Co	1	—	—	—	—	$0.50	—
1518423	New Ridge Mining Company dba Coalgood Energy Co	1	—	—	—	—	$3.18	—
1519360	New Ridge Mining Company dba Coalgood Energy Co	2	—	—	—	—	$6.10	—
1518340	North Fork Coal Corporation	57	—	—	—	—	$235.83	—
1518732	North Fork Coal Corporation	17	—	—	—	—	$20.79	—
4608008	Odell Processing Inc	—	—	—	—	—	$—	—
4603141	Omar Mining Company	4	—	—	—	—	$6.49	—
4407150	Osaka Mining Corporation	77	—	—	—	—	$221.75	—
1516011	Panther Mining, LLC	—	—	—	—	—	$—	—
1518198	Panther Mining, LLC	21	—	—	—	—	$167.75	—
1519063	Panther Mining, LLC	—	—	—	—	—	$—	—
4407163	Paramont Coal Company Virginia LLC	1	—	—	—	—	$0.99	—
4407257	Paramont Coal Company Virginia LLC	5	—	—	—	—	$—	—
4407123	Paramont Coal Company Virginia LLC	11	—	—	—	—	$12.31	—
4407231	Paramont Coal Company Virginia LLC	8	—	—	—	—	$5.63	—
4407223	Paramont Coal Company Virginia LLC	25	—	—	—	—	$14.21	—
4406949	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4406929	Paramont Coal Company Virginia LLC	69	—	—	—	—	$129.43	—
4407232	Paramont Coal Company Virginia LLC	3	—	—	—	—	$—	—
4405270	Paramont Coal Company Virginia LLC	10	—	—	—	—	$3.97	—
4407092	Paramont Coal Company Virginia LLC	—	—	—	—	—	$—	—
4407129	Paramont Coal Company Virginia LLC	29	1	—	—	—	$19.49	—
4407272	Paramont Coal Company Virginia LLC	2	—	2	—	—	$0.65	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$0.10	—
4603430	Performance Coal Company	—	—	—	—	—	$0.10	—
4608436	Performance Coal Company	281	32	112	21	—	$12,371.80	—
4608539	Performance Coal Company	—	—	—	—	—	$0.12	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	$0.20	—
4403088	Pigeon Creek Processing Corporation	10	—	—	—	—	$4.47	—
4606880	Power Mountain Coal Company	17	—	9	—	—	$44.75	—
4607545	Premium Energy LLC	25	—	1	—	—	$42.43	—

4608645	Progress Coal	10	—	4	—	—	$36.36	—
4609205	Progress Coal Company	—	—	—	—	—	$—	—
4605368	Rawl Sales & Processing Company Inc	7	—	—	—	—	$4.53	—
3608349	River Processing Corporation	—	—	—	—	—	$—	—
1517278	Rivereagle Corporation	—	—	—	—	—	$—	—
4609387	Riverside Energy Company, LLC	—	—	—	—	—	$—	—
4609356	Riverside Energy Company, LLC	—	—	—	—	—	$—	—
4608048	Riverside Energy Company, LLC	—	—	—	—	—	$—	—
4607983	Riverside Energy Company, LLC	—	—	—	—	—	$—	—
4609251	Riverside Energy Company, LLC	—	—	—	—	—	$—	—
1519269	Road Fork Development Company Inc.	15	—	—	—	—	$17.37	—
1519270	Road Fork Development Company Inc.	54	—	—	—	—	$97.58	—
1519453	Road Fork Development Company Inc.	9	—	—	—	—	$5.18	—
4605121	Rockspring Development Inc	250	1	3	—	—	$687.83	—
4608030	Rockspring Development Inc	7	—	—	—	—	$2.39	—
4609089	Rum Creek Coal Sales	16	—	—	—	—	$24.19	—
4609364	Rum Creek Coal Sales	—	—	—	—	—	$—	—
1517651	Sidney Coal Co. Inc. dba Rockhouse Energy Mining	56	—	—	—	—	$127.22	—
1519180	Sidney Coal Co. Inc., dba M3 Energy Mining Company	30	—	1	—	—	$83.03	—
1519097	Sidney Coal Co. Inc., dba Process Energy	122	—	2	—	—	$7.99	—
1507475	Sidney Coal Co. Inc., dba Solid Energy Mining Comp	63	4	5	—	—	$179.24	—
1510753	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	2	—	—	—	—	$247.27	—
1517935	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	—	—	—	—	—	$—	—
1519382	Sidney Coal Co.Inc. dba Mt. Sterling Energy Mining	2	—	—	—	—	$0.54	—
1509724	Sidney Coal Company Inc	3	—	—	—	—	$2.99	—
1511162	Sidney Coal Company Inc	3	—	—	—	—	$1.53	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	$—	—
1518381	Sidney Coal Company Inc	49	—	5	—	—	$161.70	—
1518380	Sidney Coal Company, Inc.	4	—	—	—	—	$1.50	—
1518390	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1519247	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	$0.10	—
1518950	Sidney Coal Company, Inc.	—	—	—	—	—	$2.36	—
4608582	Simmons Fork Mining Incorporated	—	—	—	—	—	$0.43	—
4609026	Simmons Fork Mining Incorporated	—	—	—	—	—	$0.22	—
4609114	Simmons Fork Mining Incorporated	—	—	—	—	—	$—	—
4609269	Spartan Mining Company	20	—	—	—	—	$8.92	—
4608808	Spartan Mining Company	122	2	3	—	—	$1,352.72	—
4608513	Spartan Mining Company	—	—	—	—	—	$—	—
4609287	Spartan Mining Company	—	—	—	—	—	$0.10	—
4608387	Spartan Mining Company	—	—	—	—	—	$0.27	—
4609391	Spartan Mining Company	1	—	—	—	—	$0.18	—
4609045	Spartan Mining Company	—	—	—	—	—	$—	—
4608806	Spartan Mining Company	—	—	—	—	—	$—	—
4601544	Spartan Mining Company	80	1	15	—	—	$1,021.30	—
4609095	Spartan Mining Company	—	—	—	—	—	$—	—
4609263	Spartan Mining Company	—	—	—	—	—	$—	—
4608738	Spartan Mining Company	56	—	1	—	—	$180.16	—
4609165	Spartan Mining Company	—	—	—	—	—	$—	—
4609254	Spartan Mining Company	40	—	2	—	—	$81.81	—
4609238	Spartan Mining Company	—	—	—	—	—	$0.10	—
4603933	Spartan Mining Company	—	—	—	—	—	$—	—
4609270	Spartan Mining Company	—	—	—	—	—	$—	—
1517165	Stillhouse Mining, LLC	17	—	2	—	—	$58.16	—
1518869	Stillhouse Mining, LLC	15	—	—	—	—	$37.58	—
4602515	Stirrat Coal Company	2	—	—	—	—	$—	—
4609244	Support Mining Co.dba Inman Energy	90	3	49	—	—	$1,227.08	—
4603176	Talon Loadout Company	1	—	—	—	—	$1.01	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	$—	—
4403658	Twin Star Mining, Inc.	10	—	—	—	—	$22.94	—
1519424	West Kentucky Energy Company	—	—	—	—	—	$—	—
4608365	White Buck Coal Company	51	1	2	—	1	$179.33	—
4609266	White Buck Coal Company	8	1	—	—	—	$20.31	—
4609154	White Buck Coal Company	50	—	2	—	—	$286.94	—
4607042	White Buck Coal Company	—	—	—	—	—	$—	—
4608632	White Flame Energy, Inc	11	—	—	—	—	$16.16	—
		4,983	81	399	22	15	$32,736	1

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Act, we include the following table that sets forth a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, and other required information, for each of our subsidiaries that is a coal mine operator, by individual mine including legal actions and other required information with respect to the period from January 1, 2011 through May 31, 2011, when certain of the Company’s subsidiaries were owned by Massey.

MSHA Mine ID	Operator	MSHA Pending Legal Actions (as of last day of reporting period) (2)	New MSHA Dockets commenced during reporting period	MSHA dockets which final orders where entered (not appealed) during reporting period	Contests of Citations/ Orders referenced in Subpart B, 29CFR Part 2700	Contests of Proposed Penalties referenced in Subpart C, 29CFR Part 2700	Complaints for compensation referenced in Subpart D, 29CFR Part 2700	Complaints for discharge, discrimination, or interference referenced in Subpart E, 29CFR Part 2700	Applications for temporary relief referenced in Subpart F 29CFR Part 2700	Appeals of judges’ decisions or orders to FMSHRC referenced in Subpart H 29CFR Part 2700
4604669	Alex Energy Inc.	2	1	—	—	2	—	—	—	—
4608977	Alex Energy Inc.	8	1	1	3	5	—	—	—	—
4608787	Alex Energy Inc.	11	8	11	—	11	—	—	—	—
4609283	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4606870	Alex Energy Inc.	9	7	6	—	9	—	—	—	—
4607165	Alex Energy Inc.	7	6	2	1	6	—	—	—	—
4608838	Alex Energy Inc.	1	1	—	—	1	—	—	—	—
4608789	Alex Energy Inc.	2	1	—	—	2	—	—	—	—
4608961	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4609242	Alex Energy Inc.	—	—	—	—	—	—	—	—	—
4800732	Alpha Coal West, Inc.	—	—	2	—	—	—	—	—	—
4801078	Alpha Coal West, Inc.	1	—	2	—	1	—	—	—	—
3609284	AMFIRE Mining Company, LLC	—	—	1	—	—	—	—	—	—
3609648	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3608848	AMFIRE Mining Company, LLC	—	1	1	—	—	—	—	—	—
3609414	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3608422	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3607688	AMFIRE Mining Company, LLC	—	1	1	—	1	—	—	—	—
3608704	AMFIRE Mining Company, LLC	4	7	15	—	4	—	—	—	—
3609033	AMFIRE Mining Company, LLC	3	7	20	—	3	—	—	—	—
3608620	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3609127	AMFIRE Mining Company, LLC	2	3	22	—	2	—	—	—	—
3608850	AMFIRE Mining Company, LLC	4	12	26	—	4	—	—	—	—
3609005	AMFIRE Mining Company, LLC	2	2	12	—	2	—	—	—	—
3609042	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3609246	AMFIRE Mining Company, LLC	—	—	2	—	—	—	—	—	—
3608497	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3609342	AMFIRE Mining Company, LLC	—	—	—	—	—	—	—	—	—
3609140	AMFIRE Mining Company, LLC	—	—	1	—	—	—	—	—	—
4609299	Aracoma Coal Company Inc	12	11	—	—	12	—	—	—	—
4609361	Aracoma Coal Company Inc	1	1	—	—	1	—	—	—	—
4607897	Aracoma Coal Company Inc	—	—	—	—	—	—	—	—	—
4608019	Aracoma Coal Company Inc		—	12	—		—	—	—	—
4608801	Aracoma Coal Company Inc	35	27	31	—	35	—	—	—	—
4608802	Aracoma Coal Company Inc	15	13	104	—	15	—	—	—	—
4608224	Aracoma Coal Company Inc	1	1	—	—	1	—	—	—	—
4605086	Bandmill Coal Corp	14	9	4	—	14	—	—	—	—
4608263	Bandmill Coal Corp	4	1	—	—	4	—	—	—	—
4407087	Big Laurel Mining Corporation	22	17	24	—	22	—	—	—	—
4405559	Bluff Spur Coal Corporation	7	6	14	—	7	—	—	—	—
4609301	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4609130	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4606045	Brooks Run Mining Company, LLC	1	—	—	—	1	—	—	—	—
4609134	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4609133	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4609066	Brooks Run Mining Company, LLC	35	12	6	5	30	—	—	—	—
4609353	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4608885	Brooks Run Mining Company, LLC	11	5	4	—	11	—	—	—	—
4609126	Brooks Run Mining Company, LLC	9	9	1	—	9	—	—	—	—
4609036	Brooks Run Mining Company, LLC	1	1	1	—	1	—	—	—	—
4609351	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4609213	Brooks Run Mining Company, LLC	5	2	7	—	5	—	—	—	—
4606263	Brooks Run Mining Company, LLC	20	13	8	2	18	—	—	—	—
4609348	Brooks Run Mining Company, LLC	1	1	—	—	1	—	—	—	—
4609371	Brooks Run Mining Company, LLC	—	—	—	—	—	—	—	—	—
4609055	Brooks Run Mining Company, LLC	1	—	7	—	1	—	—	—	—
4609247	Brooks Run Mining Company, LLC	1	1	3	—	1	—	—	—	—
4608218	Brooks Run Mining Company, LLC	2	—	5	—	2	—	—	—	—
1518197	Cave Spur Coal, LLC	4	6	10	—	4	—	—	—	—
1519446	Cave Spur Coal, LLC	—	—	—	—	—	—	—	—	—
4603181	Clear Fork Coal Company	—	—	—	—	—	—	—	—	—
1518241	Cloverlick Coal Company LLC	18	14	12	—	18	—	—	—	—
1519418	Cloverlick Coal Company LLC	6	12	8	—	6	—	—	—	—
1519308	Coalgood Energy Company	5	11	20	—	5	—	—	—	—
4607985	Cobra Natural Resources LLC	8	5	—	—	8	—	—	—	—
4608730	Cobra Natural Resources LLC	24	18	13	—	24	—	—	—	—
4607484	Cobra Natural Resources LLC	3	—	—	—	3	—	—	—	—
3609744	Coral Energy Services LLC	—	—	—	—	—	—	—	—	—
3605018	Cumberland Coal Resources LP	23	9	22	1	22	—	1	—	1
4605649	Delbarton Mining Company	4	2	3	—	4	—	—	—	—
4406864	Dickenson-Russell Coal Company, LLC	21	11	7	6	15	—	—	—	—
4406444	Dickenson-Russell Coal Company, LLC	24	23	1	8	16	—	—	—	—
4407146	Dickenson-Russell Coal Company, LLC	12	10	4	1	11	—	—	—	—
4405311	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	—	—	—	—

4400271	Dickenson-Russell Coal Company, LLC	—	—	—	—	—	—	—	—	—
4402277	Dickenson-Russell Coal Company, LLC	1	—	—	—	1	—	—	—	—
4407052	Dorchester Enterprises, Inc.	16	3	14	—	16	—	—	—	—
4607711	Eagle Energy Inc	—	—	—	—	—	—	—	—	—
4609054	Elk Run Coal Company, Inc.	8	4	2	—	8	—	—	—	—
4607938	Elk Run Coal Company, Inc.	23	20	7	2	21	—	—	—	—
4609293	Elk Run Coal Company, Inc.	14	12	2	—	14	—	—	—	—
4608553	Elk Run Coal Company, Inc.	23	17	10	2	21	—	—	—	—
4608402	Elk Run Coal Company, Inc.	12	10	16	—	12	—	—	—	—
4608108	Elk Run Coal Company, Inc.	3	1	—	—	3	—	—	—	—
4607009	Elk Run Coal Company, Inc.	17	14	8	—	17	—	—	—	—
4606188	Elk Run Coal Company, Inc.	6	4	5	—	6	—	—	—	—
4608479	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608599	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609163	Elk Run Coal Company, Inc.	25	20	16	1	24	—	—	—	—
4608384	Elk Run Coal Company, Inc.	29	26	8	2	27	—	—	—	—
4609022	Elk Run Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608923	Elk Run Coal Company, Inc.	3	—	—	—	3	—	—	—	—
3605466	Emerald Coal Resources LP	33	12	23	4	29	—	—	—	—
4608683	Endurance Mining Company	3	—	2	—	3	—	—	—	—
4608549	Endurance Mining Company	—	—	2	—	—	—	—	—	—
4603140	Endurance Mining Company	—	—	1	—	—	—	—	—	—
1519189	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1518507	Enterprise Mining Company LLC	2	—	4	—	2	—	—	—	—
1519116	Enterprise Mining Company LLC	—	—	2	—	—	—	—	—	—
1516858	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1511121	Enterprise Mining Company LLC	—	—	—	—	—	—	—	—	—
1518558	Enterprise Mining Company LLC	—	—	1	—	—	—	—	—	—
1507082	Freedom Energy Mining Company	33	29	48	4	29	—	—	—	1
3609741	Freeport Mining, LLC	—	—	—	—	—	—	—	—	—
4605317	Goals Coal Company	—	—	2	—	—	—	—	—	—
4603202	Green Valley Coal Company	—	—	—	—	—	—	—	—	—
4605403	Green Valley Coal Company	—	—	—	—	—	—	—	—	—
4601602	Greyeagle Coal Company	—	—	—	—	—	—	—	—	—
4607950	Greyeagle Coal Company	—	—	—	—	—	—	—	—	—
4407127	Guest Mountain Mining Corporation	1	—	3	—	1	—	—	—	—
4407251	Guest Mountain Mining Corporation	4	3	8	—	4	—	—	—	—
4405815	Guest Mountain Mining Corporation	—	—	6	—	—	—	—	—	—
4407138	Guest Mountain Mining Corporation	4	1	14	1	3	—	—	—	—
4407262	Guest Mountain Mining Corporation	1	1	2	—	1	—	—	—	—
4609347	Hazy Ridge Coal Company	—	—	—	—	—	—	—	—	—
4603158	Herndon Processing Company LLC	—	—	—	—	—	—	—	—	—
4608693	Highland Mining Company	11	8	8	—	11	—	—	—	—
4606558	Highland Mining Company	4	4	1	—	4	—	—	—	—
4609204	Highland Mining Company	—	—	—	—	—	—	—	—	—
4608935	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4609328	Independence Coal Company Incorporated	14	13	—	—	14	—	—	—	—
4608735	Independence Coal Company Incorporated	25	30	25	2	23	—	—	—	—
4608700	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4607273	Independence Coal Company Incorporated	75	77	28	47	28	—	—	—	2
4603755	Independence Coal Company Incorporated	6	8	10	—	6	—	—	—	—
4608844	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4608933	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4605992	Independence Coal Company Incorporated	3	3	3	—	3	—	—	—	—
4608655	Independence Coal Company Incorporated	—	—	—	—	—	—	—	—	—
4604637	Kepler Processing Company LLC	—	—	—	—	—	—	—	—	—
4608625	Kingston Mining, Inc.	14	8	3	—	14	—	—	—	—
4608932	Kingston Mining, Inc.	22	17	—	3	19	—	—	—	—
4604343	Kingston Processing Inc	3	1	2	1	2	—	—	—	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	—	—	—	—
4608751	Kingwood Mining Company LLC	1	—	23	—	1	—	—	—	1
4407281	Knox Creek Coal Corp.	2	2	—	—	2	—	—	—	—
4405236	Knox Creek Coal Corp.	7	5	—	2	5	—	—	—	2
4407180	Knox Creek Coal Corp.	—	—	—	—	—	—	—	—	—
4406804	Knox Creek Coal Corp.	34	11	15	10	24	—	—	—	5
4407244	Knox Creek Coal Corp.	2	—	—	—	2	—	—	—	—
4602206	Litwar Processing Company, LLC	—	—	—	—	—	—	—	—	—
4605872	Litwar Processing Company, LLC	—	—	—	—	—	—	—	—	—
4609409	Logan County Mine Services Inc	1	1	—	—	1	—	—	—	—
4606532	Logan Mining Company	—	—	—	—	—	—	—	—	—
1505375	Long Fork Coal Company	20	6	5	1	19	—	—	—	—
4609148	Mammoth Coal Company	17	15	5	—	17	—	—	—	—
4603317	Mammoth Coal Company	7	7	1	—	7	—	—	—	—
4609237	Mammoth Coal Company	23	22	1	—	23	—	—	—	—
4607968	Mammoth Coal Company	1	1	—	—	1	—	—	—	—

4607934	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4607537	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609108	Mammoth Coal Company	32	25	7	3	29	—	—	—	—
4608110	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4606051	Mammoth Coal Company	7	1	5	3	4	—	—	—	—
4609221	Mammoth Coal Company	12	12	5	—	12	—	—	—	—
4608159	Mammoth Coal Company	2	2	4	—	2	—	—	—	—
4609085	Mammoth Coal Company	—	—	—	—	—	—	—	—	—
4609275	Mammoth Coal Company	8	8	7	—	8	—	—	—	—
4608867	Mammoth Coal Company	—	—	2	—	—	—	—	—	—
4609092	Marfork Coal Company, Inc.	9	9	11	—	9	—	—	—	—
4609176	Marfork Coal Company, Inc.	1	1	—	—	1	—	—	—	—
4609091	Marfork Coal Company, Inc.	19	17	11	—	19	—	—	—	—
4609212	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609376	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608315	Marfork Coal Company, Inc.	13	13	12	—	13	—	—	—	—
4608837	Marfork Coal Company, Inc.	3	3	7	—	3	—	—	—	—
4608374	Marfork Coal Company, Inc.	3	3	3	—	3	—	—	—	—
4608551	Marfork Coal Company, Inc.	14	15	13	—	14	—	—	—	—
4609240	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609193	Marfork Coal Company, Inc.	17	17	14	—	17	—	—	—	—
4608856	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4608297	Marfork Coal Company, Inc.	1	1	6	—	1	—	—	—	—
4609355	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609090	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609199	Marfork Coal Company, Inc.	—	—	—	—	—	—	—	—	—
4609048	Marfork Coal Company, Inc.	22	20	15	—	22	—	—	—	—
4608914	Marfork Coal Company, Inc.	1	—	—	—	1	—	—	—	—
1519193	Martin County Coal Corp.	26	11	—	1	25	—	—	—	1
1518452	Martin County Coal Corp.	13	8	1	—	13	—	—	—	—
1519553	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519472	Martin County Coal Corp.	2	1	—	—	2	—	—	—	—
1511005	Martin County Coal Corp.	4	—	—	—	4	—	—	—	—
1519235	Martin County Coal Corp.	4	—	—	—	4	—	—	—	—
1505106	Martin County Coal Corp.	7	4	—	—	7	—	—	—	—
1519595	Martin County Coal Corp.	—	—	—	—	—	—	—	—	—
1519531	Martin County Coal Corp.	1	1	—	—	1	—	—	—	—
1518627	Martin County Coal Corp.	2	—	—	—	2	—	—	—	—
4407170	Meadow Branch Mining Corporation	—	—	—	—	—	—	—	—	—
4407186	Mill Branch Coal Corporation	7	2	14	—	7	—	—	—	—
4407189	Mill Branch Coal Corporation	4	3	7	—	4	—	—	—	—
1518331	New Ridge Mining Company dba Coalgood Energy Co	1	1	—	—	1	—	—	—	—
1505215	New Ridge Mining Company dba Coalgood Energy Co	—	3	1	—	—	—	—	—	—
1518423	New Ridge Mining Company dba Coalgood Energy Co	2	—	—	—	2	—	—	—	—
1519360	New Ridge Mining Company dba Coalgood Energy Co	2	1	—	—	2	—	—	—	—
1518340	North Fork Coal Corporation	40	18	10	—	40	—	1	—	1
1518732	North Fork Coal Corporation	17	6	9	—	17	—	—	—	—
4608008	Odell Processing Inc	—	—	—	—	—	—	—	—	—
4603141	Omar Mining Company	4	4	9	—	4	—	—	—	—
4407150	Osaka Mining Corporation	9	2	16	—	9	—	—	—	—
1516011	Panther Mining, LLC	14	16	16	—	14	—	—	—	—
1518198	Panther Mining, LLC	—	—	—	—	—	—	—	—	—
1519063	Panther Mining, LLC	—	—	5	—	—	—	—	—	—
4407163	Paramont Coal Company Virginia LLC	1	—	1	—	1	—	—	—	—
4407257	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407123	Paramont Coal Company Virginia LLC	8	4	3	2	6	—	—	—	—
4407231	Paramont Coal Company Virginia LLC	2	4	1	—	2	—	—	—	—
4407223	Paramont Coal Company Virginia LLC	3	3	—	—	3	—	—	—	—
4406949	Paramont Coal Company Virginia LLC	1	1	—	—	1	—	—	—	—
4407190	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4406929	Paramont Coal Company Virginia LLC	13	16	11	—	13	—	—	—	—
4407232	Paramont Coal Company Virginia LLC	1	1	—	—	1	—	—	—	—
4405270	Paramont Coal Company Virginia LLC	1	1	—	—	1	—	—	—	—
4407092	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4407129	Paramont Coal Company Virginia LLC	3	3	—	—	3	—	—	—	—
4407272	Paramont Coal Company Virginia LLC	—	—	—	—	—	—	—	—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	—	—	—	—
4603430	Performance Coal Company	—	—	—	—	—	—	—	—	—
4608436	Performance Coal Company	183	317	916	134	48	—	—	—	1
4608539	Performance Coal Company	—	—	1	—	—	—	—	—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	—	—	—	—
4403088	Pigeon Creek Processing Corporation	—	—	5	—	—	—	—	—	—
4606880	Power Mountain Coal Company	8	7	3	—	8	—	—	—	—
4607545	Premium Energy LLC	5	5	6	—	5	—	—	—	—

4608645	Progress Coal	9	10	9	1	8	—	—	—	—
4609205	Progress Coal Company	—	—	—	—	—	—	—	—	—
4605368	Rawl Sales & Processing Company Inc	1	1	1	—	1	—	—	—	—
3608349	River Processing Corporation	—	—	—	—	—	—	—	—	—
1517278	Rivereagle Corporation	—	—	—	—	—	—	—	—	—
4609387	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4609356	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4608048	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4607983	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
4609251	Riverside Energy Company, LLC	—	—	—	—	—	—	—	—	—
1519269	Road Fork Development Company Inc.	3	2	1	—	3	—	—	—	—
1519270	Road Fork Development Company Inc.	22	10	18	2	20	—	—	—	2
1519453	Road Fork Development Company Inc.	2	1	—	—	2	—	—	—	—
4605121	Rockspring Development Inc	44	32	16	1	43	—	—	—	—
4608030	Rockspring Development Inc	—	—	—	—	—	—	—	—	—
4609089	Rum Creek Coal Sales	5	5	8	—	5	—	—	—	—
4609364	Rum Creek Coal Sales	2	1	—	—	2	—	—	—	—
1517651	Sidney Coal Co. Inc. dba Rockhouse Energy Mining	22	8	24	—	22	—	—	—	—
1519180	Sidney Coal Co. Inc., dba M3 Energy Mining Company	29	13	10	—	29	—	—	—	—
1519097	Sidney Coal Co. Inc., dba Process Energy	24	9	8	2	22	—	—	—	2
1507475	Sidney Coal Co. Inc., dba Solid Energy Mining Comp	17	10	8	—	17	—	—	—	—
1510753	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	31	28	23	12	19	—	—	—	—
1517935	Sidney Coal Co., Inc. dba Clean Energy Mining Co.	1	1	1	—	1	—	—	—	—
1519382	Sidney Coal Co.Inc. dba Mt. Sterling Energy Mining	—	—	—	—	—	—	—	—	—
1509724	Sidney Coal Company Inc	9	5	3	—	9	—	—	—	—
1511162	Sidney Coal Company Inc	4	—	—	—	4	—	—	—	—
1518378	Sidney Coal Company Inc	—	—	—	—	—	—	—	—	—
1518381	Sidney Coal Company Inc	29	14	9	—	29	—	—	—	—
1518380	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1518390	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1519247	Sidney Coal Company, Inc.	1	—	—	—	1	—	—	—	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	—	—	—	—
1518950	Sidney Coal Company, Inc.	2	1	1	—	2	—	—	—	—
4608582	Simmons Fork Mining Incorporated	—	—	—	—	—	—	—	—	—
4609026	Simmons Fork Mining Incorporated	—	—	—	—	—	—	—	—	—
4609114	Simmons Fork Mining Incorporated	—	—	—	—	—	—	—	—	—
4609269	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608808	Spartan Mining Company	61	61	35	22	39	—	—	—	—
4608513	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609287	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608387	Spartan Mining Company	1	—	30	1	—	—	—	—	—
4609391	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609045	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608806	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4601544	Spartan Mining Company	39	27	17	3	36	—	—	—	1
4609095	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609263	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4608738	Spartan Mining Company	24	18	8	—	24	—	—	—	—
4609165	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609254	Spartan Mining Company	12	12	12	—	12	—	—	—	—
4609238	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4603933	Spartan Mining Company	—	—	—	—	—	—	—	—	—
4609270	Spartan Mining Company	—	—	—	—	—	—	—	—	—
1517165	Stillhouse Mining, LLC	15	10	11	—	15	—	—	—	1
1518869	Stillhouse Mining, LLC	8	11	10	—	8	—	—	—	—
4602515	Stirrat Coal Company	4	5	4	—	4	—	—	—	—
4609244	Support Mining Co.dba Inman Energy	65	53	14	21	44	—	—	—	2
4603176	Talon Loadout Company	1	—	—	—	1	—	—	—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	—	—	—	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	—	—	—	—
4403658	Twin Star Mining, Inc.	—	—	3	—	—	—	—	—	—
1519424	West Kentucky Energy Company	—	—	—	—	—	—	—	—	—
4608365	White Buck Coal Company	29	22	16	3	26	—	—	—	—
4609266	White Buck Coal Company	5	4	6	—	5	—	—	—	—
4609154	White Buck Coal Company	13	13	4	—	13	—	—	—	—
4607042	White Buck Coal Company	—	—	5	—	—	—	—	—	—
4608632	White Flame Energy, Inc	5	5	3	—	5	—	—	—	—
		2,050	1,707	2,267	320	1,730	—	2	—	23

(1)          The MSHA assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending cases reported herein).

(2)          The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations), (orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions were initiated by us to contest citations), (orders or proposed assessments issued by MSHA), (and if we are successful), (may result in reduction or dismissal of those citations), (orders or assessments).

In December 2011, the Company entered into a Non-Prosecution Agreement with the U.S. Attorney for Southern District of West Virginia and the U.S. Department of Justice and a settlement agreement with MSHA, which resolved a criminal investigation and regulatory civil proceedings against Massey and its affiliates relating to the Upper Big Branch Mine explosion on April 5, 2010, as well as other health and safety related issues.  Pursuant to those agreements, the Company’s subsidiaries have filed a Notice of Withdrawal and Motion to Dismiss, seeking to dismiss approximately 1,200 legal actions currently pending before the Federal Mine Safety and Health Review Commission and agreeing to pay approximately $20 million in civil penalties assessed with respect to citations and orders issued to Massey’s affiliates prior to the Company’s acquisition of Massey on June 1, 2011.